                                                                    EXHIBIT 10.2

                           SHARE PURCHASE AGREEMENT


     THIS SHARE PURCHASE AGREEMENT (this "Agreement") is entered into as of December 17, 1997 between Cabot Industrial Trust, a Maryland real estate investment trust (the "Company"), and Stichting Bedrijspensioenfonds Voor de Metaalnijhverheid, Stichting Pensionfonds ABP, MS Real Estate Special Situtations Inc., The Morgan Stanley Real Estate Special Situations Fund I, L.P., The Morgan Stanley Real Estate Special Situations Fund II, L.P. and Morgan Stanley Real Estate Special Situations Real Estate Investors, L.P. (the "Purchaser").

                                R E C I T A L S:
                                - - - - - - - -

     WHEREAS, the Company proposes to make an initial public offering (the "Public Offering") of its common shares of beneficial interest, par value $.01 per share ("Common Shares"), underwritten by certain underwriters (the "Underwriters"); and

     WHEREAS, the Company desires to sell and the Purchaser desires to purchase, immediately following the Closing (as defined below), up to $20 million of Common Shares (the "Concurrent Shares") at a price per share equal to the price to public per share in the Public Offering upon the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Purchase and Sale of Concurrent Shares. The Purchaser hereby agrees to
          --------------------------------------
purchase from the Company and the Company hereby agrees to issue and sell to the Purchaser the Concurrent Shares at a price per share equal to the price to public per share in the Public Offering (the "Price Per Share") at the Closing (as defined below). At the Closing, the Company shall sell to the Purchaser and, subject to the terms and conditions set forth herein, the Purchaser shall purchase from the Company the Concurrent Shares at an aggregate price equal to the Price Per Share multiplied by the number of Concurrent Shares so purchased which shall equal $20 million (as nearly as possible, subject to the number of Concurrent Shares being a whole number); provided however, that in the event the gross proceeds in the Public Offering will be less than $125 million, the Purchaser may in its discretion elect, as of the date the Price Per Share is determined, to reduce the amount of Concurrent Shares to a dollar amount (as nearly as possible, subject to the number of Concurrent Shares being a whole number) which is not less than 15% of the gross proceeds in the Public Offering. The Company and the Purchaser agree to cooperate reasonably to accomplish the Public Offering and to work in good faith to revise the terms of this Agreement in the event the Securities and Exchange Commission raises any objections to the terms of this Agreement, and in the event such objections of the Securities and Exchange Commission cannot be satisfied by the parties in such manner, the Company may in its discretion terminate this Agreement (other than Section 7).

     2.   Closing. The closing of the purchase and sale of the Concurrent Shares
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(the "Closing") shall take place at the same location as, and immediately following, the closing of the sale of Common Shares in the Public Offering. At the Closing, the Company shall deliver to the Purchaser a certificate or certificates evidencing the Concurrent Shares being purchased by the Purchaser, registered in the Purchaser's or its nominee's name, upon payment of the purchase price therefor by wire transfer of immediately available funds to the Company's account at a bank designated by the Company.

     3.   Conditions of Purchaser's Obligation at the Closing. The obligation of
          ---------------------------------------------------
the Purchaser to purchase and pay for the Concurrent Shares at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
made by or on behalf of the Company in Section 5 and in the underwriting agreement between the Company and the Underwriters in connection with the Public Offering shall be accurate in all material respects at and as of the Closing as though then made.

          (b) Registration Agreement. The Company shall have entered into a
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Registration Rights and Lock-Up Agreement substantially in the form of Exhibit A hereto (the "Registration Agreement").

          (c) Public Offering Pricing.  The Company shall have entered into a
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binding agreement with the Underwriters not later than February 15, 1997 as to the Price Per Share in the Public Offering.

          (d) Closing Documents. The Company shall have delivered to the
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Purchaser all of the following documents:

              (i) an Officer's Certificate, dated the date of the Closing, certifying to the Purchaser the same representations and warranties made by or on behalf of the Company to or for the benefit of the Underwriters in the underwriting agreement between the Company and the Underwriters in connection with the Public Offering and, as the Purchaser may reasonably request, relating to the issuance and sale of the concurrent Shares; and stating that the conditions specified in Sections 3(a) and (c) have been fully satisfied;

              (ii) a copy of the resolutions duly adopted by the Company's Board of Trustees authorizing the execution, delivery and performance of this Agreement and the Registration Agreement, and the issuance and sale of the Concurrent Shares;

              (ii) a copy of the Company's Declaration of Trust and Bylaws, each as in effect at the Closing;

              (iv) an originally executed copy of each opinion and certificate delivered to or for the benefit of the Underwriters by or on behalf of the Company at the closing of the

                                      -2-
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Public Offering, each addressed directly to the Purchaser and, as the Purchaser may reasonably request, relating to the issuance and sale of the concurrent Shares; and

              (v) a copy of the final prospectus (the "Prospectus") and Registration Statement on Form S-11 (the "Registration Statement") filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), in connection with the Public Offering.

     4.   Conditions of Company's Obligation at the Closing. The obligation of
          -------------------------------------------------
the Company to issue and sell the Concurrent Shares at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
contained in Section 6 shall be accurate in all material respects at and as of the Closing as though then made.

          (b) Registration Agreement. The Purchaser shall have entered into the
              ----------------------
Registration Agreement.

          (c) Closing Documents. The Purchaser shall have delivered to the
              -----------------
Company all of the following documents:

              (i) an Officer's Certificate, dated the date of the Closing, stating that the condition specified in Section 4(a) has been fully satisfied; and

              (ii) a copy of the resolutions duly adopted by the appropriate Board of Directors authorizing the execution, delivery and performance of this Agreement and the Registration Agreement, and the purchase of the Concurrent Shares.

     5.   Representations and Warranties of the Company.     The Company hereby
          ---------------------------------------------
represents and warrants to the Purchaser as follows:

          (a) This Agreement has been duly authorized, executed and delivered by the Company.

          (b) The Concurrent Shares have been duly authorized and, when delivered to and paid for by the Purchaser in accordance with the terms of this Agreement, will be validly issued, fully paid and, except as described in the Registration Statement, non-assessable and will conform to the description thereof in the Registration Statement.

     6.   Representations and Warranties of the Purchaser.   The Purchaser
          -----------------------------------------------
hereby represents and warrants to the Company as follows:

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

          (a) The Purchaser is composed of (i) The Morgan Stanley Real Estate Special Situations Funds I, L.P., (ii) The Morgan Stanley Real Estate Special Situations Fund II, L.P., (iii) Stichting Pensionfonds ABP, (iv) Stichting Bedrijspensioenfonds Voor De Metaalnijhverheid, (v) MS Real Estate Special Situations Inc. and (vi) Morgan Stanley Real Estate Special Situations Investors, L.P., each of which is an "accredited investor" within the meaning of Rule 501 of Regulation D as promulgated under the Securities Act.

          (b) Morgan Stanley Asset Management Inc. ("MSAM") is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. MSAM has all requisite power and authority to own and operate its properties and carry on its business as now conducted.

          (c) MSAM is duly authorized to enter into and perform this Agreement and the Registration Rights Agreement on behalf of the Purchaser. This Agreement has been duly executed and delivered by MSAM on behalf of the Purchaser.

          (d) The Purchaser is acquiring the Concurrent Shares being purchased by it for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, except that at or after Closing the Purchaser may direct that an affiliate of the Republic of Singapore be issued a portion of the Concurrent Shares. The Purchaser does not have a present intention or plan to effect any distribution of the Concurrent Shares, provided that the disposition of the Concurrent Shares owned by Purchaser shall at all times be and remain within its respective control, subject to the provisions of the Agreement and the Registration Rights Agreement. The Purchaser is able to bear the economic risk of the acquisition of the Concurrent Shares pursuant hereto and can afford to sustain a total loss on such investment, and MSAM, on its own behalf and on that of the person included in the Purchaser, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment, and therefore has the capacity to protect the interests of the Purchaser in connection with the acquisition of the Concurrent Shares pursuant hereto. The Purchaser is advised by, and includes certain persons which are, a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

          (e) The Purchaser understands and acknowledges and agrees that the Concurrent Shares have not been registered under the Securities Act or any other applicable securities law and, unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto. The Purchaser acknowledges that the Concurrent Shares received by it pursuant to this Agreement shall be in the form of physical certificates and that, unless and until the Concurrent Shares have been registered under the Securities Act, the certificates shall bear a legend to the following effect:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE

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SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE
DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS (i) IN THE CASE OF A SALE, DISPOSITION OR OTHER TRANSFER TO A PERSON WITH RESPECT TO ASSETS OF WHICH ARE UNDER MANAGEMENT BY MORGAN STANLEY ASSET MANAGEMENT INC. OR ANY OF ITS AFFILIATES, THE TRANSFEROR REPRESENTS THAT THE PROPOSED SALE, DISPOSITION OR OTHER TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND
(ii) IN ALL OTHER CASES, THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT. THESE SECURITIES MAY NOT BE TRANSFERRED IN VIOLATION OF ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

     7.   Expenses.  Each party shall pay all costs and expenses which it incurs
          --------
in connection with the negotiation, execution, delivery and performance of this Agreement; provided, however, that, on or prior to the earlier of the Closing or February 15, 1998, the Company shall pay the reasonable fees and expenses of the Purchaser's outside legal counsel, up to a maximum of $25,000.

     8.   Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and assigns of each of the parties. Except as specifically provided hereby, the Purchaser shall not be permitted to assign any of its rights hereunder to any third party without the consent of the Company, other than to (a) one or more Affiliates of the Purchaser of which the Purchaser, directly or indirectly, beneficially owns a majority of the voting power and the economic interests, and (b) a Person, with respect to assets of which are under management by Morgan Stanley Asset Management, Inc. or any of its affiliates, provided that such affiliate and such Person agree to be bound hereby and provided that any bona fide financial institution to which any Purchaser or any permitted transferee has sold, transferred, pledged or otherwise disposed of (including upon foreclosure of a pledge) Common Shares for the purpose of securing bona fide indebtedness of a Purchaser shall also be entitled to enforce the rights of the Purchaser hereunder.

     9.   Severability.    Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     10.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     11.  Headings. The headings in this Agreement are for convenience of
          --------
reference only and shall not limit or otherwise affect the meaning hereof.

     12.  Governing Law. This Agreement shall be governed by and construed in
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accordance with the laws of the State of New York without giving effect to the conflicts of law provisions thereof.

     13.  Notices. All notices and other communications provided for or
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permitted hereunder shall be made in writing by hand delivery, registered first-
class mail, telex, telecopier or any courier guaranteeing overnight delivery (a) if to the Purchaser, at the address indicated below:

               Morgan Stanley Asset Management, Inc.
               1221 Avenue of the Americas
               New York, New York 10020
               Attention: Theodore R. Bigman

and if to the Company, at the address indicated below:

               Cabot Industrial Trust
               Two Center Plaza, Suite 200
               Boston, Massachusetts 02108
               Attention: Chief Executive Officer

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered, if delivered by an air courier guaranteeing overnight delivery.

     14.  Entire Agreement. This Agreement is intended by the parties as a final
          ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     15.  Limitation of Liability of Shareholders, Trustees and Officers of the
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Company. ANY OBLIGATION OR LIABILITY WHATSOEVER OF THE COMPANY WHICH MAY ARISE
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AT ANY TIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE
INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL

BE SATISFIED, IF AT ALL, OUT OF THE COMPANY'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         CABOT INDUSTRIAL TRUST


                         By: /s/ Franz Colloredo-Mansfeld
                            ----------------------------------
                         Name:   Franz Colloredo-Mansfeld
                              --------------------------------
                         Title:  Chief Financial Officer
                               -------------------------------


                         MORGAN STANLEY ASSET MANAGEMENT
                         INC.
                         As Attorney-In-Fact for each of the clients set forth on Exhibit B hereto:


                         By: /s/ Theodore R. Bigman
                            ----------------------------------
                         Name:   Theodore R. Bigman
                              --------------------------------
                         Title:  Principal
                               -------------------------------

Agreed and acknowledged for
purposes of guaranteeing the
payment of expenses in
Section 7 hereof:

CABOT PARTNERS LIMITED PARTNERSHIP

By: Cabot Realty Advisors Corporation


By: /s/ Robert E. Patterson
   -----------------------------------------
Name:   Robert E. Patterson
     ---------------------------------------
Title:  Executive Vice President
      --------------------------------------

                                   EXHIBIT B
                                   ---------

                               Purchaser Schedule
                               ------------------


Stichting Bedrijspensioenfonds Voor De Metaalnijhverheid
Stichting Pensionfonds ABP
MS Real Estate Special Situations Inc.
The Morgan Stanley Real Estate Special Situations Funds I, L.P.
The Morgan Stanley Real Estate Special Situations Fund II, L.P.
Morgan Stanley Real Estate Special Situations Real Estate Investors, L.P.

                                      -9-